Redeemable Convertible Preferred Stock and Stockholders' Equity (Deficit)	12 Months Ended
Dec. 31, 2012
Stockholders' Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]

14.  Redeemable Convertible Preferred Stock and Stockholders’ Equity (Deficit)

The Company’s Board of Directors approved a comprehensive restructuring plan, see Note 3 – Plan of Restructuring for further details.

During 2012 and 2011, the Board of Directors did not declare any quarterly cash dividends on the Company’s Common Stock.

Shares of the Company’s Common Stock reserved for future issuance in connection with convertible securities and stock option plans were 16,037,000 and 16,039,000 at December 31, 2012 and 2011, respectively.

As part of the Company’s restructuring plan, on November 14, 2011 the Company completed the sale of an aggregate of $8.3 million of Series A Convertible Preferred Stock, see Note 3 – Plan of Restructuring for further details. Upon the filing of our Amended and Restated Certificate of Incorporation subsequent to the authorization of additional shares of Common Stock by the Company’s stockholders at the 2012 Annual Meeting, these shares of Series A Convertible Preferred Stock converted into 20,825,000 shares of Common Stock.

On February 16, 2010, the Board granted Mr. J.M. Allain, the Company’s new President and Chief Executive Officer, 50,000 shares of restricted Common Stock from treasury shares which vested 50% after one year and the remaining 50% after two years.  The Company recorded stock compensation expense over the vesting period of $3,000 and $24,000 for the years ended December 31, 2012 and 2011, respectively. Accumulated other comprehensive loss is comprised of $4,877,000 and $4,368,000 of unrecognized pension costs at December 31, 2012 and 2011, respectively and $998,000 and $901,000 of unrealized foreign currency translation gains at December 31, 2012 and 2011, respectively.